Morgan Stanley Institutional Fund Trust - Global
Strategist Portfolio
Item 77O- Transactions effected pursuant to Rule
10f-3

Securities Purchased:	 Altera Corp. 1.750% due
5/15/2017
Purchase/Trade Date:	  5/1/2012
Offering Price of Shares: $99.847
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, JP Morgan, Morgan
Stanley, Citigroup, US Bancorp, The Williams
Capital Group, LP
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 BP Capital Markets PLC
3.245% due 5/6/2022
Purchase/Trade Date:	  5/2/12
Offering Price of Shares: $100.000
Total Amount of Offering: $1,750,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.16
Brokers: Credit Suisse, Mizuho Securities, Morgan
Stanley, RBS, UBS Investment Bank
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Freddie Mac FHLMC 18 A2
2.7890% due 1/25/2022
Purchase/Trade Date:	  5/3/2012
Offering Price of Shares: $101.499
Total Amount of Offering: $887,460,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.48
Brokers: JP Morgan, Wells Fargo Securities,
Barclays, CastleOak Securities, L.P., Guggenheim
Securities, Morgan Stanley
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Diageo Capital plc 1.500%
due 5/11/2017
Purchase/Trade Date:	  5/8/2012
Offering Price of Shares: $99.560
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $15,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.09
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Diageo Capital plc 2.875%
due 5/11/2022
Purchase/Trade Date:	  5/8/2012
Offering Price of Shares: $99.638
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.16
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, HSBC, Morgan Stanley, Nomura, RBS
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Republic Services Inc.
3.550% due 6/1/22
Purchase/Trade Date:	  5/14/12
Offering Price of Shares: $99.723
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.16
Brokers: Deutsche Bank Securities, Wells Fargo
Securities, Mitsubishi UFJ Securities, RBC Capital
Markets, Banca IMI, Goldman, Sachs & Co.,
SMBC Nikko
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Murphy Oil Corp. 4.000%
due 6/1/2022
Purchase/Trade Date:	  5/15/12
Offering Price of Shares: $99.786
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.002
Percentage of Fund's Total Assets: 0.06
Brokers: JP Morgan, Wells Fargo Securities, BofA
Merrill Lynch, DNB Markets, Citigroup, Deutsche
Bank Securities, Mitsubishi UFJ Securities,
Raymond James Morgan Keegan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cardinal Health Inc. 1.900%
due 6/15/17
Purchase/Trade Date:	  5/16/12
Offering Price of Shares: $99.831
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $20,000
Percentage of Offering Purchased by Fund: 0.008
Percentage of Fund's Total Assets: 0.13
Brokers: JP Morgan Securities LLC, Merrill Lynch,
Piece, Fenner & Smith Incorporated, Morgan
Stanley & Co. LLC, Credit Agricole Securities
(USA) Inc., PNC Capital Markets LLC, The
Huntington Investment Company, US Bancorp
Investments, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 McDonald's Corp.1.875%
due 5/29/19
Purchase/Trade Date:	  5/23/12
Offering Price of Shares: $99.045
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.006
Percentage of Fund's Total Assets: 0.16
Brokers: Goldman, Sachs & Co., JP Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Morgan Stanley & Co. LLC,
Wells Fargo Securities, LLC, ANZ Securities, Inc.,
Barclays Capital Inc., BNP Paribas Securities Corp.,
Citigroup Global Markets Inc., HSBC Securities
(USA) Inc., ING Financial Markets LLC, Rabo
Securities USA, Inc., RBC Capital Markets, LLC,
RBS Securities Inc., SG Americas Securities, LLC,
Standard Chartered Bank, SunTrust Robinson
Humphrey, Inc., The  Williams Capital Group, L.P.,
U.S. Bancorp Investments, Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 United Technologies
Corporation 4.500% due 6/1/42
Purchase/Trade Date:	  5/24/12
Offering Price of Shares: $98.767
Total Amount of Offering: $3,500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, HSBC, JP Morgan,
BNP Paribas, Citigroup, Deutsche Bank Securities,
Goldman, Sachs & Co., RBS
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Eastman Chemical Company
3.600% due 8/15/2022
Purchase/Trade Date:	  5/29/12
Offering Price of Shares: $99.224
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.16
Brokers: Barclays, Citigroup, JP Morgan, BofA
Merrill Lynch, Morgan Stanley, RBS
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Kraft Foods Group Inc.
5.000% due 6/4/42
Purchase/Trade Date:	  5/30/12
Offering Price of Shares: $99.293
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.16
Brokers: Barclays, Citigroup, Goldman, Sachs &
Col., JP Morgan, RBS, Credit Suisse, Deutsche
Bank Securities, HSBC, Wells Fargo Securities,
BBVA Securities, BNP Paribas, BofA Merrill
Lynch, Credit Agricole CIB, Mitsubishi UFJ
Securities, Mizuho Securities, RBC Capital
Markets, UBS Investment Bank, US Bancorp,
Blaylock Robert Van, LLC, The Williams Capital
Group L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Boston Properties LP
3.850% due 2/1/23
Purchase/Trade Date:	  5/31/12
Offering Price of Shares: $99.779
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, Citigroup, JP
Morgan, Morgan Stanley, Deutsche Bank
Securities, Wells Fargo Securities, BNY Mellon
Capital Markets, LLC, Mitsubishi UFJ Securities,
RBS, SunTrust Robinson Humphrey, TD Securities,
US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Timer Warner Inc. 4.900%
due 6/15/2042
Purchase/Trade Date:	  6/8/2012
Offering Price of Shares: $98.929
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.005
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, Barclays, BNP
Paribas, Citigroup, Goldman, Sachs & Co., JP
Morgan, Morgan Stanley, RBS, Santander, Wells
Fargo Securities, BNY Mellon Capital Markets,
LLC, Credit Agricole CIB, Credit Suisse, Deutsche
Bank Securities, Lloyds Securities, Mitsubishi UFJ
Securities, Mizuho Securities, Ramirez & Co., Inc.,
Scotiabank, SMBC Nikko, The Williams Capital
Group, L.P., UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Anheuser-Busch Inbev
Worldwide 3.750% due 7/15/2042
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.092
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.15
Brokers: BofA Merrill Lynch, Barclays, Deutsche
Bank Securities, BNP Paribas, Mitsubishi UFJ
Securities, Mizuho Securities, RBS, Societe
Generale, ING, Santander, Rabo Securities, SMBC
Nikko, TD Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Nippon Telegraph and
Telephone 1.400% due 7/18/2017
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.865
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.003
Percentage of Fund's Total Assets: 0.16
Brokers: BofA Merrill Lynch, Barclays, Morgan
Stanley, BNP Paribas, Citigroup, Credit Suisse,
Deutsche Bank Securities, Goldman, Sachs & Co.,
J.P. Morgan, UBS Investment Bank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Altria Group Inc. 2.850%
due 8/9/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.888
Total Amount of Offering: $1,900,000,000
Amount Purchased by Fund: $25,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.15
Brokers: Citigroup, Deutsche Bank Securities, JP
Morgan, Barclays, Credit Suisse, HSBC,
Scotiabank, Wells Fargo Securities, Banca IMI,
Goldman, Sachs & Co., Loop Capital Markets,
Morgan Stanley, RBC, Santander, The Williams
Capital Group, L.P., US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wellpoint Inc. 3.300% due
1/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.663
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $5,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.03
Brokers: Citigroup, Credit Suisse, Deutsche Bank
Securities, BofA Merrill Lynch, UBS Investment
Bank, Wells Fargo Securities, JP Morgan, Morgan
Stanley, SunTrust Robinson Humphrey, US
Bancorp, BB& T Capital Markets, BNY Mellon
Capital Makrets, LLC, Fifth Third Securities, Inc.,
Huntington Investment Company, Mitsubishi UFJ
Securities, Mizuho Securities, PNC Capital Markets
LLC, SMBC Nikko
Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc.
3.250% due 10/1/2022
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $99.165
Total Amount of Offering: $1,700,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.06
Brokers: BofA Merrill Lynch, Wells Fargo
Securities, Barclays, JP Morgan, Deutsche Bank
Securities, DNB Markets, HSBC, RBS, US Bancorp
Purchased from:  Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc.
4.625% due 10/1/2042
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $98.516
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $10,000
Percentage of Offering Purchased by Fund: 0.001
Percentage of Fund's Total Assets: 0.06
Brokers: BofA Merrill Lynch, Wells Fargo
Securities, Barclays, JP Morgan, Mizuho Securities,
DNB Markets, HSBC, RBS, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%:
YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.